Exhibit 10(c)


                                 AMENDMENT NO. 1
                                     TO THE
                   MET-PRO CORPORATION 1992 STOCK OPTION PLAN

This amendment to the Met-Pro Corporation 1992 Stock Option Plan (the "Plan") is made and approved this 4th day of April, 2001.

WHEREAS, the Board of Directors has adopted the Plan, and the Plan was thereafter approved by the stockholders.

WHEREAS, Section 15 of the Plan authorizes the Board of Directors to amend the Plan.

WHEREAS, the Board desires to amend the Plan to permit the Board to determine the manner in which payment of the exercise price of options granted under the Plan shall be made.

NOW, THEREFORE, the Plan is hereby amended in the following manner:

     1.   The second sentence of Section 11 (b) of the Plan is hereby deleted.

     2. A new second sentence of Section 11 (b) of the Plan is hereby added to the Plan as follows:

          "Such notice shall be accompanied by payment of the full option price of such shares in the form of a check payable to the order of the Company, or by payment of the full option price of such shares in such other form as the Board may from time to time determine."

     Except as expressly provided for herein, the Plan as amended remains in force and effect, unamended and unmodified.

     IN WITNESS WHEREOF, the Company has caused its authorized officer to execute this Amendment on behalf of the Company.

     WITNESS                                MET-PRO CORPORATION


                                            By: /s/ William L. Kacin
--------------------------------               ---------------------------------
                                                William L. Kacin
                                                Chief  Executive Officer

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